UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 20, 2011

CHINA SECURITY & SURVEILLANCE TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33774	98-0509431
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

13/F, Shenzhen Special Zone Press Tower, Shennan Road
Futian, Shenzhen, China, 100020
(Address of Principal Executive Offices)

(86) 755-83765666
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[X]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On April 20, 2011, China Security & Surveillance Technology, Inc., a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Rightmark Holdings Limited, a British Virgin Islands company and wholly owned subsidiary of Intelligent One Limited, a British Virgin Island company wholly owned by Mr. Guoshen Tu ("Rightmark"), Rightmark Merger Sub Limited, a Delaware corporation and wholly owned subsidiary of Rightmark ("Merger Sub") and Mr. Guoshen Tu (solely for the purpose of Section 6.15), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Rightmark (the "Merger"). Mr. Guoshen Tu is the Company’s Chief Executive Officer and the Chairman of the Company’s Board of Directors and beneficially owns approximately 20.9% of the Company’s outstanding shares of common stock, $0.001 par value per share (the "Company Common Stock").

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the "Effective Time"), each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than (i) Rollover Shares (as defined in the Merger Agreement), (ii) shares owned by Rightmark and Merger Sub and (iii) shares in respect of which appraisal rights have been properly exercised under Delaware law) will be canceled and will be automatically converted into the right to receive $6.50 in cash (the "Merger Consideration"), without interest. In connection with the Merger, each outstanding share of Company Common Stock that is subject to vesting and/or forfeiture restrictions will become fully vested immediately prior to the Effective Time. In addition, each warrant that is outstanding at the Effective Time will be cancelled and each holder of such warrant will receive an amount in cash (without interest) equal to the product of (i) the excess of the Merger Consideration over the exercise price per share of such warrant and (ii) the number of shares of Company Common Stock subject to such warrant; provided, that if the exercise price per share of any such warrant is equal to or greater than the Merger Consideration, such warrant shall be cancelled without any cash payment being made in respect thereof.

Each of the Company, Rightmark and Merger Sub has made customary representations and warranties to each other in the Merger Agreement. Completion of the Merger is subject to customary closing conditions, including, but not limited to, (i) adoption of the Merger Agreement by the Company’ stockholders, (ii) the absence of any order or injunction prohibiting the consummation of the Merger and (iii) truth and correctness of each party’s representations and warranties at closing. The Merger Agreement may be terminated under certain circumstances, including, among others, termination by mutual agreement of the parties, termination by either party if the Merger is not consummated on or before April 20, 2012 and termination by the Company at any time for any reason on or prior to May 4, 2011, as set forth in the Merger Agreement.

Parent has secured debt facility from China Development Bank Corporation Hong Kong Branch to finance the transactions contemplated by the Merger Agreement.

The Merger Agreement was negotiated on behalf of the Company by the Special Committee formed by the Board of Directors (the "Special Committee"). The Board of Directors of the Company, acting upon the unanimous recommendation of the Special Committee, unanimously approved the Merger Agreement and determined that the Merger Agreement and the Merger were advisable, fair to and in the best interest of the Company and its stockholders.

Limited Guaranty

In connection with the Merger Agreement, Mr. Guoshen Tu also entered into a limited guaranty (the "Guaranty") in favor of the Company with respect to certain payment obligations of Rightmark and Merger Sub under the Merger Agreement.

The foregoing description of the Merger Agreement and Guaranty is qualified in its entirety by reference to the full text of the Merger Agreement and Guaranty, copies of which are attached hereto as Exhibit 2.1 and Exhibit 10.1, respectively, and are incorporated herein by reference. The Merger Agreement and Guaranty have been attached to provide investors with information regarding their respective terms. It is not intended to provide any other factual information about the Company or Rightmark. In particular, representations, warranties and covenants contained in the Merger Agreement were made solely for purposes of the Merger Agreement and should not be relied upon by any investor in the Company, nor should any investor rely upon any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Rightmark, Merger Sub, or any of their respective subsidiaries or affiliates. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to investors or may have been used for purposes of allocating risk among the Company, Rightmark and Merger Sub rather than establishing matters of fact. Investors in the Company are not third-party beneficiaries under the Merger Agreement.

Additional Information and Where to Find It

The Company will file a proxy statement with the Securities and Exchange Commission (the "SEC") in connection with the proposed merger with Merger Sub, pursuant to which the Company would be acquired by Rightmark. In addition, certain participants in the proposed transaction will prepare and mail to the Company’s stockholders a Schedule 13E-3 transaction statement. These documents will be filed with or furnished to the SEC as soon as practical. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THESE MATERIALS AND OTHER MATERIALS FILED WITH OR FURNISHED TO THE SEC CAREFULLY WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RIGHTMARK, THE COMPANY, THE PROPOSED MERGER, THE PERSONS SOLICITING PROXIES IN CONNECTION WITH THE PROPOSED MERGER ON BEHALF OF THE COMPANY AND THE INTERESTS OF THOSE PERSONS IN THE PROPOSED MERGER AND RELATED MATTERS. In addition to receiving the proxy statement and Schedule 13E-3 transaction statement by mail, stockholders also will be able to obtain these documents, as well as other filings containing information about the Company, the proposed merger and related matters, without charge, from the SEC’s website (http://www.sec.gov) or at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. In addition, these documents can be obtained, without charge, by contacting the Company at China Security & Surveillance Technology, Inc., 13/F, Shenzhen Special Zone Press Tower, Shennan Road, Futian District, Shenzhen, People’s Republic of China, 518034, telephone: (86) 755-83765666.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be "participants" in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger. Information regarding the persons who may be considered "participants" in the solicitation of proxies will be set forth in the proxy statement and Schedule 13E-3 transaction statement relating to the proposed Merger when it is filed with the SEC. Additional information regarding the interests of such potential participants will be included in the proxy statement and Schedule 13E-3 transaction statement and the other relevant documents filed with the SEC when they become available.

Note on Forward-Looking Statements

This press release may include certain statements that are not descriptions of historical facts, but are forward-looking statements. Such statements include, among others, those concerning expected benefits and costs of the proposed Merger; management plans relating to the Merger; the expected timing of the completion of the Merger; the parties’ ability to complete the Merger considering the various closing conditions, including any conditions related to regulatory approvals, as well as all assumptions, expectations, predictions, intentions or beliefs about future events. Forward-looking statements can be identified by the use of forward-looking terminology such as ‘will,’ ‘believes,’ ‘expects’ or similar expressions. Such information is based upon expectations of our management that were reasonable when made but may prove to be incorrect. All of such assumptions are inherently subject to uncertainties and contingencies beyond our control and based upon premises with respect to future business decisions, which are subject to change. We do not undertake to update the forward-looking statements contained in this press release. For a description of the risks and uncertainties that may cause actual results to differ from the forward-looking statements contained in this press release, see our most recent Annual Report on Form 10-K filed with the SEC, and our subsequent SEC filings. Copies of filings made with the SEC are available through the SEC’s electronic data gathering analysis retrieval system at http://www.sec.gov.

Item 8.01.     Other Events

On April 20, 2011, the Company issued a press release announcing the signing of the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of April 20, 2011, by and among the Registrant, Rightmark Holdings Limited, Rightmark Merger Sub Limited and Mr. Guoshen Tu (solely for the purpose of Section 6.15).
10.1	Limited Guaranty, dated as of April 20, 2011, by Mr. Guoshen Tu in favor of the Registrant.
99.1	Press release, dated April 20, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Security & Surveillance Technology, Inc.

Date: April 21, 2011

/s/ Terence Yap
      Terence Yap
      Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of April 20, 2011, by and among the Registrant, Rightmark Holdings Limited, Rightmark Merger Sub Limited and Mr. Guoshen Tu (solely for the purpose of Section 6.15).
10.1	Limited Guaranty, dated as of April 20, 2011, by Mr. Guoshen Tu in favor of the Registrant.
99.1	Press release, dated April 20, 2011.